Note receivable	3 Months Ended
Sep. 30, 2024
Note receivable
Note receivable

Note 9 – Note Receivable

On February 27, 2023, the Company and CNTNR USA, Inc. (“CNTNR”) entered into a promissory note under which the Company disbursed $200,000 to CNTNR (the “CNTNR Note”). Subsequently, on April 6, 2023, the Company and CNTNR amended and restated the CNTNR Note (the “Amended CNTNR Note”). In the Amended CNTNR Note, the Company agreed to lend CNTNR the total principal amount of $1,000,000 (“Principal Amount”) with a commitment fee equivalent to 5% of the Principal Amount. CNTNR further agreed to pay the Company a monthly consulting fee of $5,000 beginning on March 1, 2023 that would continue until the Principal Amount was repaid. The balance of the consulting fee was recorded as an accounts receivable. As of September 30, 2024, the accounts receivable has a zero balance.

The Amended CNTNR Note had an annual interest rate of 12% and matured at the earlier of September 30, 2023, or the closing of a material debt or equity financing. Upon maturity of the Amended CNTNR Note, CNTNR would pay to the Company all outstanding Principal Amount and interest, plus any outstanding consulting fee and issue the Company 10% of the issued and outstanding shares of CNTNR (equivalent to 6,170,879 shares).

Moreover, the Amended CNTNR Note includes warrant coverage of one warrant for every share issued in repayment of the Principal Amount at the closing of an intended merger with CNTNR which is equal to 6,170,879 warrants. The warrants will have a 30% discount rate to the current fair market price of the shares of CNTNR when exercised and will expire 36 months after April 6, 2023.

On April 1, 2024, the Company assigned and transferred this note receivable to Steve Hall as part of the Debt Consolidation Agreement. The total amounts assigned to Steve Hall were accrued interest of $143,994 and the principal balance of $1,563,000. See Note 11 – Debt Consolidation Agreement.